EXHIBIT 32.2 -- CERTIFICATION OF CHIEF FINANCIAL OFFICER OF PANGEA PETROLEUM CORPORATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002 AND
SECTION 1350 OF 18 U.S.C. 63.

I, Scott Duncan, the Chief Financial Officer of Pangea Petroleum Corporation hereby certify that to my knowledge, Pangea Petroleum Corporation's annual report on Form 10-KSB/A for the year ended December 31, 2003, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in the annual report on Form 10-KSB/A and the financial statements contained therein fairly presents, in all material respects, the financial condition and results of the operations of Pangea Petroleum Corporation.

Date: May 26, 2004                        /s/ Scott Duncan
                                          ----------------
                                          Scott Duncan,
                                          Chief Financial Officer of
                                          Pangea Petroleum Corporation